UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): October 1, 2013

JAMESON STANFORD RESOURCES CORPORATION

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Nevada	000-54405	27-0585702
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

2300 W. Sahara Avenue, Suite 800, Las Vegas, NV 89102

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(702) 933-0808

(ISSUER TELEPHONE NUMBER)

10785 West Twain Ave., Suite 200, Las Vegas, NV 89135

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Effective October 1, 2013, Jameson Stanford Resources Corporation (the “Company”) relocated its principal executive offices to 2300 W. Sahara Avenue, Suite 800, Las Vegas, NV 89102.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAMESON STANFORD RESOURCES CORPORATION

Date: October 4, 2013	By:	/s/ Michael Stanford
Michael Stanford, Chief Executive Officer